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                                                                  EXHIBIT 23.2






                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated October 9, 1996 included in the American Nortel Communications, Inc. Form 10-KSB for the year ended June 30, 1995 and to all references to our Firm included in the Registration Statement.


/S/  Crouch,  Bierwolf  &  Chisholm
Crouch,  Bierwolf  &  Chisholm
Salt  Lake  City,  Utah
November  20,  1996